Exhibit 99.2

EALTY TRUST—Q220SUPPLEMENTAL REPFORMATIO

The Theory
STAUD
ISABEL MARANT
ONE WAY
EDEN

Q1 2023

SUPPLEMENTAL REPORTING INFORMATION

ACADIA REALTY TRUST

REALTY TRUST

Table of Contents		Supplemental Report – March 31, 2023

Section I – First Quarter 2023 Earnings Press Release
Section II – Financial Information		Section III – Core Portfolio Information

Company Information	3	Core Properties	0
Market Capitalization	4	Core Top Tenants	33
Operating Statements		Core Lease Expirations	34
Consolidated Income Statements	5	Core New and Renewal Rent Spreads	35
Income Statement - Pro-rata Adjustments	7	Core Capital Expenditures	36
Consolidated Balance Sheet	8
Balance Sheet - Pro-rata Adjustments	9
Funds from Operations (“FFO”), Adjusted FFO (“AFFO”)	11	Section IV – Fund Information
EBITDA	12
Same Property Net Operating Income	13	Fund Overview	37
Fee Income	14	Fund Properties	39
Structured Financing	15	Fund Lease Expirations	42
		Development and Redevelopment Activity	43
Other Information
Transactional Activity	16
2023 Guidance	17
Net Asset Valuation Information	18
Selected Financial Ratios	19	Section V – Other Information
Debt Analysis
Summary	22	Important Notes	45
Detail	23
Maturities	25
Interest Rate Summary	27

Visit www.acadiarealty.com for additional investor and portfolio information

Supplemental Report – March 31, 2023		Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its Core Portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Stuart Seeley	Symbol AKR
	Suite 300	Senior Managing Director of Strategy & Public Markets
Rye, NY 10580
Jennifer Han
Director, Reporting & Investor Relations

(914) 288-8100
investorrelations@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	Citigroup - Global Markets	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	Craig Mailman - (212) 816-4471	Todd Thomas - (917) 368-2286
	craig.schmidt@bofa.com	craig.mailman@citi.com	tthomas@key.com

	Green Street Advisors	Compass Point Research & Trading	J.P. Morgan Securities, Inc.
	Paulina Rojas Schmidt - (949) 640-8780	Floris van Dijkum - (646) 757-2621	Michael W. Mueller, CFA - (212) 622-6689
	projasschmidt@greenstreet.com	fvandijkum@compasspointllc.com	michael.w.mueller@jpmorgan.com

	Jefferies	Truist
	Linda Tsai - (212) 778-8011	Ki Bin Kim, CFA - (212) 303-4124
	ltsai@jefferies.com	kibin.kim@truist.com

3

Market Capitalization
Supplemental Report – March 31, 2023	(Including pro-rata share of Fund debt, in thousands)

				Changes in Total Outstanding Common				Weighted Average
	Total Market		Capitalization	Shares and OP Units (in thousands)				Diluted EPS		FFO
	Capitalization ($)%		Based on Net Debt [1]		Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Equity Capitalization
Common Shares	95,208			Balance at 12/31/2022	95,121	5,134	100,255
Common Operating Partnership ("OP") Units	5,418			Vesting RS and LTIPs	8	321	329
Combined Common Shares and OP Units	100,626			OP Conversions	37	(37)	—
				Other	42	—	42
Share Price at March 31, 2023	$13.95			Balance at 3/31/2023	95,208	5,418	100,626	95,189	95,189	102,539	102,539

Equity Capitalization - Common Shares and OP Units	$1,403,733
Preferred OP Units [2]	6,471
Total Equity Capitalization	1,410,204	50%	50%

Debt Capitalization
Consolidated debt [3]	1,758,133
Adjustment to reflect pro-rata share of debt	(336,993)
Total Debt Capitalization	1,421,140	50%	50%

Total Market Capitalization	$2,831,344	100%	100%

__________

1.
Reflects debt net of Core Portfolio cash of $11,734 and pro-rata share of Funds cash of $3,944 for $15,678 of total cash netted against debt.
2.
Represents 188 Series A and 126,384 Series C Preferred OP Units convertible into 25,067 and 438,831 Common OP Units, respectively, multiplied by the Common Share price at quarter end.
3.
Reflects consolidated debt excluding $11,527 of unamortized premium and unamortized loan costs.

4

Consolidated Income Statement
Supplemental Report – March 31, 2023	(in thousands)

	March 31, 2023 [1]		March 31, 2023 [1]
CONSOLIDATED INCOME STATEMENT	Quarter		Quarter
Revenues		Reconciliation of Property Revenues to Consolidated GAAP Revenues
Rental income	$80,737	Total Property Revenues	$79,601
Other	1,102	Straight-line rent income	295
Total revenues	81,839	Above/below-market rent income	1,605
Operating expenses		Asset and property management fees	224
Depreciation and amortization	33,173	Development, construction, leasing and legal fees	70
General and administrative	9,946	Other	44
Real estate taxes	11,479	Consolidated Total Revenues	$81,839
Property operating	15,133
Total operating expenses	69,731	Reconciliation of Property Operating Expenses
		to Consolidated GAAP Expenses
Operating income	12,108	Property operating - CAM	$11,798
Equity in earnings of unconsolidated affiliates	29	Other property operating (Non-CAM)	3,161
Interest and other income	4,818	Asset and property management expense	174
Realized and unrealized holding gains on investments and other	26,757	Consolidated Total Property Operating Expenses	$15,133
Interest expense	(21,587)
Income from continuing operations before income taxes	22,125
Income tax provision	(123)
Net income	22,002
Net loss attributable to redeemable noncontrolling interests	2,075
Net income attributable to noncontrolling interests	(10,717)
Net income attributable to Acadia	$13,360

Consolidated Income Statement - Detail
Supplemental Report – March 31, 2023	(in thousands)

March 31, 2023 [1]
CORE PORTFOLIO AND FUND INCOME	Quarter
PROPERTY REVENUES
Minimum rents	$62,289
Percentage rents	709
Expense reimbursements - CAM	7,775
Expense reimbursements - Taxes	8,081
Other property income	747
Total Property Revenues	79,601

PROPERTY EXPENSES
Property operating - CAM	11,802
Other property operating (Non-CAM)	3,161
Real estate taxes	11,479
Asset and property management expense	174
Total Property Expenses	26,616

NET OPERATING INCOME - PROPERTIES	52,985

OTHER INCOME (EXPENSE)
Interest income	4,818
Straight-line rent income (expense)	295
Above/below-market rent income (expense)	1,605
Interest expense [2]	(20,004)
Amortization of finance costs	(1,516)
Above/below-market interest income (expense)	26
Finance lease interest expense	(93)
Other (expense) income	327
CORE PORTFOLIO AND FUND INCOME	38,443

FEE AND OTHER INCOME [3]
Asset and property management fees	224
Development, construction, leasing and legal fees	70
Total Fund Fees	294

Net promote and other transactional income	28,207
Total Fund Fees, Net Promote and Other Transactional Income	28,501

Realized and unrealized holding losses on investments and other	(1,729)
Income tax provision	(123)
Total Fee and Other (Loss) Income	26,649

General and Administrative	(9,946)

Depreciation and amortization	(33,086)
Non-real estate depreciation and amortization	(87)
Gain (loss) before equity in earnings and noncontrolling interests	21,973

Equity in earnings of unconsolidated affiliates	29
Noncontrolling interests (including redeemable noncontrolling interests)	(8,642)

NET INCOME ATTRIBUTABLE TO ACADIA	$13,360

Income Statement – Pro-Rata Adjustments
Supplemental Report – March 31, 2023	(in thousands)

	Quarter Ended March 31, 2023
CORE PORTFOLIO AND FUND INCOME	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
PROPERTY REVENUES
Minimum rents	$(25,327)	$13,530
Percentage rents	(218)	219
Expense reimbursements - CAM	(3,594)	1,576
Expense reimbursements - Taxes	(2,980)	2,646
Other property income	(329)	91
Total Property Revenues	(32,448)	18,062

PROPERTY EXPENSES
Property operating - CAM	(5,047)	2,064
Other property operating (Non-CAM)	(835)	288
Real estate taxes	(4,058)	2,750
Asset and property management expense	(478)	579
Total Property Expenses	(10,418)	5,681
NET OPERATING INCOME - PROPERTIES	(22,030)	12,381

OTHER INCOME (EXPENSE)
Interest income	(48)	10
Straight-line rent income (expense)	(333)	231
Above/below-market rent income (expense)	(706)	1,188
Interest expense	10,418	(5,573)
Amortization of finance costs	776	(345)
Above/below-market interest income (expense)	—	21
Finance lease interest expense	39	(4)
Other income (expense)	(311)	10
CORE PORTFOLIO AND FUND INCOME	(12,195)	7,919

FEE AND OTHER INCOME [3]
Asset and property management fees	2,589	147
Development, construction, leasing and legal fees	1,127	398
Total Fund Fees	3,716	545

Net promote and other transactional income	(16,924)	—
Total Fund Fees, Net Promote and Other Transactional Income	(13,208)	545

Realized and unrealized holding gains on investments and other	1,927	—
Income tax provision	88	(4)
Total Fee and Other (Loss) Income	(11,193)	541

General and Administrative	625	(158)
Depreciation and amortization	14,915	(8,273)
(Loss) gain before equity in earnings and noncontrolling interests	(7,848)	29

Equity in earnings of unconsolidated affiliates	—	—
Noncontrolling interests (including redeemable noncontrolling interests) [6]	(794)	—

NET (LOSS) INCOME ATTRIBUTABLE TO ACADIA	$(8,642)	$29

7

Balance Sheet
Supplemental Report – March 31, 2023	(in thousands)

ASSETS	Consolidated Balance Sheet	Line Item Details:
Real estate
Land	$881,717	The components of Real estate under development, at cost are as follows:
Buildings and improvements	2,995,451	Core	$56,210
Tenant improvements	235,442	Fund II	35,179
Construction in progress	13,299	Fund III	26,525
Right-of-use assets - finance leases	25,086	Total	$117,914
	4,150,995
Less: Accumulated depreciation and amortization	(749,627)
Total	3,401,368	Summary of other assets, net:
Real estate under development	117,914	Deferred charges, net	$29,568
Operating real estate, net	3,519,282	Accrued interest receivable	19,922
Notes receivable, net	123,967	Due from seller	3,036
Investments in and advances to unconsolidated affiliates	191,552	Prepaid expenses	12,358
Lease intangibles, net	94,600	Other receivables	1,262
Other assets, net	105,830	Income taxes receivable	1,906
Right-of-use assets - operating leases, net	36,379	Corporate assets, net	1,200
Cash and cash equivalents	17,125	Deposits	711
Restricted cash	14,257	Derivative financial instruments	35,867
Marketable securities	34,227	Total	$105,830
Straight-line rents receivable, net	35,156
Rents receivable, net	10,778
Assets of properties held for sale	11,057
Total assets	$4,194,210

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$926,918	Summary of accounts payable and other liabilities:
Unsecured notes payable, net	647,101	Lease liability - finance leases, net	$7,128
Unsecured line of credit	172,587	Accounts payable and accrued expenses	57,216
Accounts payable and other liabilities	115,524	Deferred income	33,132
Lease liability - operating leases, net	34,361	Tenant security deposits, escrow and other	16,877
Dividends and distributions payable	18,498	Derivative financial instruments	1,171
Lease intangibles, net	76,313	Total	$115,524
Distributions in excess of income from, and investments in, unconsolidated affiliates	9,376
Total liabilities	2,000,678
Commitments and contingencies
Redeemable noncontrolling interests	63,269
Shareholders' Equity
Common shares	95
Additional paid-in capital	1,945,157
Accumulated other comprehensive income	30,003
Distributions in excess of accumulated earnings	(304,173)
Total Acadia shareholders’ equity	1,671,082
Noncontrolling interests	459,181
Total equity	2,130,263
Total liabilities, equity and redeemable noncontrolling interests	$4,194,210

8

Balance Sheet – Pro-rata Adjustments[7]
Supplemental Report – March 31, 2023	(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
Real estate
Land	$(213,777)	$68,773
Buildings and improvements	(733,531)	242,182
Tenant improvements	(44,353)	19,890
Construction in progress	(2,981)	1,022
Right-of-use assets - finance leases	(2,346)	22,382
	(996,988)	354,249
Less: Accumulated depreciation and amortization	120,688	(68,877)
Total	(876,300)	285,372
Real estate under development	(34,605)	16,491
Operating real estate, net	(910,905)	301,863
Notes receivable, net	65,403	—
Investments in and advances to unconsolidated affiliates	(86,591)	(100,774)
Lease intangibles, net	(29,998)	11,223
Other assets, net	7,395	6,580
Right-of-use assets - operating leases, net	(1,940)	—
Cash and cash equivalents	(8,775)	7,328
Restricted cash	(10,055)	3,385
Marketable securities	—	—
Straight-line rents receivable, net	(7,808)	5,061
Rents receivable, net	(2,401)	1,742
Total assets	$(985,675)	$236,408

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$(538,078)	$205,107
Unsecured notes payable, net	(1,457)	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(28,470)	25,506
Lease intangibles, net	(24,689)	7,353
Lease liability - operating leases, net	(2,032)	4
Dividends and distributions payable	—	—
Lease liability - finance leases	(2,951)	7,814
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(9,376)
Total liabilities	(597,677)	236,408
Shareholders' Equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive income	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders’ equity	—	—
Noncontrolling interests (including redeemable noncontrolling interests)	(387,998)	—
Total equity	(387,998)	—
Total liabilities, equity and redeemable noncontrolling interests	$(985,675)	$236,408

9

Notes to Income Statements, Balance Sheet and Pro-rata Adjustments[7]
Supplemental Report – March 31, 2023	(in thousands)

__________

Notes to income statements, balance sheet and pro-rata adjustments:

1.
Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
2.
Net of consolidated capitalized interest of $2.0 million for the three months ended March 31, 2023.
3.
Refer to Fee Income by Fund page in the Supplemental Report.
4.
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and includes redeemable noncontrolling interests.
5.
Represents the Company’s pro-rata share of unconsolidated investments, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.
6.
This represents the income allocable to Operating Partnership Units of $0.8 million for the three months ended March 31, 2023.
7.
The Company currently has controlling ownership interests in Funds II, III, IV & V and Mervyns II, as well as controlling interests in non-wholly owned partnerships, which are consolidated within the Company's financial statements.

10

Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”)
Supplemental Report – March 31, 2023	(in thousands)

	Quarter Ended	Quarter Ended
	March 31, 2023	March 31, 2022
Funds from operations ("FFO"):
Net Income attributable to Acadia	$13,360	$16,838
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	26,444	24,313
Gain on disposition on real estate properties (net of noncontrolling interest share)	—	(6,876)
Income attributable to noncontrolling interests' share in Operating Partnership	917	1,121
FFO to Common Shareholders and Common OP Unit holders	$40,721	$35,396

Add back: acquisition costs, net of bargain purchase gain	—	859
Unrealized holding gain (net of noncontrolling interest share)	(66)	(3,570)
FFO before Special Items attributable to Common Shareholder and Common OP Unit holders [1]	$40,655	$32,685

Adjusted Funds from operations ("AFFO"):
FFO	$40,721	$35,396
Unrealized gains	(66)	(3,570)
Straight-line rent, net	(193)	(2,707)
Above/below-market rent	(2,087)	(1,965)
Amortization of finance costs	1,085	807
Above/below-market interest	(47)	(47)
Non-real estate depreciation	87	90
Stock-based compensation	3,776	3,887
Leasing commissions	(1,507)	(1,053)
Tenant improvements	(4,805)	(3,403)
Maintenance capital expenditures	(690)	(638)
AFFO to Common Shareholders and Common OP Unit holders	$36,274	$26,797

Total weighted-average diluted shares and OP Units	102,539	99,376

Diluted FFO per Common share and OP Unit:
FFO	$0.40	$0.36

FFO before Special Items	$0.40	$0.33

__________

1.
The Company defines Special Items to include (i) unrealized holding losses or gains (net of noncontrolling interest share) on investments and (ii) transaction and other costs that do not occur in the ordinary course of the Company's underwriting and investing business.

EBITDA
Supplemental Report – March 31, 2023	(in thousands)

	Quarter Ended March 31, 2023			Quarter Ended March 31, 2022
	Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total
EBITDA:

Net Income Attributable to Acadia	$5,160	$8,200	$13,360	$9,943	$6,895	$16,838

Adjustments:
Depreciation and amortization	20,043	6,488	26,531	19,617	4,786	24,403
Interest expense	11,653	3,506	15,159	8,387	2,469	10,856
Amortization of finance costs	681	404	1,085	605	202	807
Above/below-market interest	(47)	—	(47)	(47)	—	(47)
Gain on disposition of properties	—	—	—	—	(6,876)	(6,876)
Unrealized holding gains on investment in Albertsons and other	(66)	—	(66)	(3,570)	—	(3,570)
Acquisition costs, net of bargain purchase gain	—	—	—	859	—	859
Provision (benefit) for income taxes	22	17	39	(249)	15	(234)
Noncontrolling interest - OP	794	—	794	998	—	998
EBITDA	$38,240	$18,615	$56,855	$36,543	$7,491	$44,034

Adjusted EBITDA:

EBITDA	$38,240	$18,615	$56,855	$36,543	$7,491	$44,034
Stock based compensation	3,776	—	3,776	3,887	—	3,887
Adjusted EBITDA	$42,016	$18,615	$60,631	$40,430	$7,491	$47,921

Core Portfolio – Same Property Performance [1]
Supplemental Report – March 31, 2023	(in thousands)

	Quarter Ended		Change
	March 31, 2023	March 31, 2022	Favorable/ (Unfavorable)

Summary
Minimum rents	$30,937	$29,688	4.2%
Expense reimbursements	8,860	8,180	8.3%
Other property income	1,011	599	68.8%

Total Revenue	40,808	38,467	6.1%

Expenses
Property operating - CAM & Real estate taxes	11,787	11,358	(3.8)%
Other property operating (Non-CAM)	837	757	(10.6)%

Total Expenses	12,624	12,115	(4.2)%

Same Property NOI - Core properties	$28,184	$26,352	7.0%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	8,031	7,688
Core NOI [2]	$36,215	$34,040

Other same property information
Physical Occupancy at the end of the period	92.8%	90.0%
Leased Occupancy at the end of the period	94.7%	93.9%

__________

1.
The above amounts include the pro-rata share of the Company's Core consolidated and unconsolidated investments.
2.
The Company reclassed $0.3 million and $0.2 million, for the three months ended March 31, 2023 and March 31, 2022, respectively, for asset and property management fees to NOI to reflect more accurately property management fees allocable to property operations. Such reclassifications have been reflected in all periods presented and have no impact on reported Same Property NOI.

to Ne

Fee Income by Fund [1]
Supplemental Report – March 31, 2023	(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Quarter Ended March 31, 2023
Asset and property management fees	$69	$20	$810	$1,878	$183	$2,960
Development, construction, leasing and legal fees	212	35	285	1,003	60	1,595
Total fees	$281	$55	$1,095	$2,881	$243	$4,555

__________

1.
Fees are shown at the Company's pro-rata share and can be derived from the Consolidated Income Statement - Detail and Income Statement - Pro-Rata Adjustments. The components of the total fee income to the Company are derived by the fees included on the Consolidated Income Statement and the Company's share of fees from the Noncontrolling Interests in Consolidated Subsidiaries and the Company' share of fee income from Unconsolidated Subsidiaries.

Structured Financing Portfolio
Supplemental Report – March 31, 2023	(in thousands)

	December 31, 2022			Quarter Ended March 31, 2023					Stated	Effective
	Principal	Accrued	Ending		Repayments/	Current	Accrued	Ending	Interest	Interest	Maturity
Investment	Balance	Interest	Balance	Issuances [1]	Conversions	Principal	Interest	Balance	Rate	Rate	Dates
First mortgage notes [2,3]	$59,801	$3,809	$63,610	$—	$—	$59,801	$3,809	$63,610	5.99%	6.39%	Sept-24

Other notes[3]	130,945	16,132	147,077	—	—	130,945	20,051	150,996	11.36%	11.46%	Jan-24 to Dec-27

Total Core notes receivable	$190,746	$19,941	$210,687	$—	$—	$190,746	$23,860	$214,606	9.67%	9.87%

__________

Reconciliation of Notes Receivable to the Pro-Rata Balance Sheet:

Total Notes Receivable per above						$190,746
Fund Notes Receivable						—
Allowance for credit loss						(1,376)
Total Pro-rata Notes Receivable						$189,370

________

1.
See Transactional Activity page that follows.
2.
One Core note which matured on April 20, 2020 in the amount of $17.8 million with accrued interest of $3.8 million was in default at March 31, 2023.
3.
Certain of the first mortgage notes and other notes enable the borrower to prepay or convert its obligations prior to the stated maturity date without penalty.

Transactional Activity
Supplemental Report – March 31, 2023	(in thousands)

PROPERTY ACQUISITIONS AND DISPOSITIONS

Property Name	Location	Date of Transaction	Transaction Amount	Ownership % [1]	Fund Share	Acadia Share

ACQUISITIONS [2]
Fund V:
Mohawk Commons	Schenectady, NY	January 27, 2023	$62,078	90.00%	$55,870	$11,230

________

1.
Ownership percentages for Fund transactional activities represent the respective Fund’s ownership, not the Company’s proportionate share.

2.
Acquisition amounts include capitalized acquisition costs, where applicable. Refer to the Company’s latest Form 10-Q or 10-K for further discussion of any such transactions.

2023 Guidance[1]
Supplemental Report – March 31, 2023

2023 Guidance
	Revised	Prior

Net earnings per share attributable to Acadia	$0.16 to $0.23	$0.14 to $0.23
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	$1.01	$1.01
Impairment charges (net of noncontrolling interest share)	—	—
Gain on disposition of properties (net of noncontrolling interest share)	—	—
Noncontrolling interest in Operating Partnership	0.02	0.02
NAREIT Funds from operations per share attributable to Common Shareholders and Common OP Unit holders	$1.19 to $1.26	$1.17 to $1.26
Unrealized holding loss (gain) (net of noncontrolling interest share)	—	—
Transaction and other related costs	—	—
Funds from operations Before Special Items per share attributable to Common Shareholders and Common OP Unit holders	$1.19 to $1.26	$1.17 to $1.26

________

1.
The Company increased its annual 2023 guidance of net earnings per share, NAREIT Funds from operations per share and FFO Before Special Items per share attributable to Common Shareholders and Common OP Unit holders.

Net Asset Valuation Information
Supplemental Report – March 31, 2023	(in thousands)

	CORE	FUND II [2]	FUND III	FUND IV	FUND V	Total

Acadia Ownership Percentage	N/A	61.67%	24.54%	23.12%	20.10%

Current Quarter NOI
At Pro Rata [1]
Net Operating Income [2,3]	$36,215	N/A6	$109	$861	$4,419	$41,604
Less:
Net operating (income) loss from properties sold or under contract	5	N/A6	(8)	(15)	—	(18)
Net operating (income) loss from pre-stabilized assets, development and redevelopment projects [4,5]	(5,692)	N/A 6	(101)	(101)	—	(5,894)
Net Operating Income of stabilized assets	$30,528	N/A	$—	$745	$4,419	$35,692

Costs to Date (Pro Rata)
Pre-stabilized assets [4]	$—	N/A [6]	$13,880	$40,236	$—	$54,116
Development and redevelopment projects [5]	689,600	N/A 6	6,528	26,958	—	723,086
Total Costs to Date [5]	$689,600	N/A 6	$20,408	$67,194	$—	$777,202

Debt (Pro Rata)	$1,152,928	$77,597	$8,827	$45,166	$136,622	$1,421,140

_________

1.
This Net Asset Valuation Information page has been updated this quarter to show Acadia’s pro-rata portion of the Fund’s Net Operating Income.
2.
Does not include a full quarter of NOI for any assets purchased during the current quarter. See Transactional Activity page in this Supplemental Report for descriptions of those acquisitions.
3.
Fund II has been substantially liquidated except for its investment in City Point. During the second quarter 2022, the Company increased its ownership in Fund II from 28% to 40%. Additionally, during the third quarter 2022, the Company increased its ownership in Fund II from 40% to 61.7%.
4.
Pre-stabilized assets consist of the following projects for Fund II: City Point; Fund III: 640 Broadway; Fund IV: 210 Bowery, 801 Madison, 27 E 61st Street, 146 Geary Street and 1035 Third Avenue.
5.
The total costs to date include incremental project costs and reflect the inclusion of the entire basis of assets in the development and redevelopment portfolio including original acquisition costs, without regard to the portions of those assets remaining operational. For the Core Portfolio, this includes the original basis of: City Center - $155.0 million; 555 9th Street - $140.9 million; 840 North Michigan - $163.5 million; 664 North Michigan - $86.6 million; Mad River - $11.8 million and Route 6 Mall - $1.7 million. See Development and Redevelopment Activity page in this Supplemental Report for more detail.
6.
Amounts omitted as only remaining asset is City Point.

Selected Financial Ratios
Supplemental Report – March 31, 2023	(in thousands)

	Quarter Ended March 31,					Quarter Ended
COVERAGE RATIOS [1]	2023		2022		LEVERAGE RATIOS	March 31, 2023		December 31, 2022
Fixed-Charge Coverage Ratios					Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$38,240		$36,543		Debt + Preferred Equity (Preferred OP Units)	$1,427,611		$1,421,159
Interest expense	11,653		8,387		Total Market Capitalization	2,831,344		2,859,818
Principal Amortization	877		1,036		Debt + Preferred Equity/
Preferred Dividends [3]	123		123		Total Market Capitalization	50%		50%
Fixed-Charge Coverage Ratio - Core Portfolio	3.0	x	3.8	x

EBITDA divided by:	$56,855		$44,034		Net debt [6]	$1,411,933		$1,404,288
Interest expense	15,159		10,856		Total Market Capitalization	2,831,344		2,859,818
Principal Amortization	1,242		1,261		Net Debt + Preferred Equity/
Preferred Dividends	123		123		Total Market Capitalization	50%		49%
Fixed-Charge Coverage Ratio - Core Portfolio and Funds	3.4	x	3.6	x	Debt/EBITDA Ratios
					Core:
Payout Ratios					Debt	$1,046,882		$1,043,395
					Net debt [5]	1,035,148		1,030,572
Dividends declared (per share/OP Unit)	$0.18		$0.18		EBITDA	152,960		150,993
					Adjusted EBITDA	163,771		161,359
Dividends (Shares) & Distributions (OP Units) declared	$18,474		$18,295		Debt/EBITDA - Core Portfolio	6.8	x	6.9	x
FFO	40,721		35,396		Debt/Adjusted EBITDA - Core Portfolio	6.4	x	6.5	x
FFO Payout Ratio [8]	45%		52%		Net Debt/EBITDA - Core Portfolio	6.8	x	6.8	x
					Net Debt/ Adjusted EBITDA - Core Portfolio	6.3	x	6.4	x
AFFO [7]	36,274		26,797		Core and Funds:
AFFO Payout Ratio	51%		68%		Debt [4]	$1,421,140		$1,414,502
					Net debt [6]	1,405,462		1,397,631
FFO Before Special Items	40,655		32,685		EBITDA	193,571		176,136
FFO Before Special Items Payout Ratio	45%		56%		Adjusted EBITDA	204,382		186,502
					Debt/EBITDA - Core and Funds	7.3	x	8.0	x
					Debt/Adjusted EBITDA - Core and Funds	7.0	x	7.6	x
					Net Debt/EBITDA - Core and Funds	7.3	x	7.9	x
					Net Debt/ Adjusted EBITDA - Core and Funds	6.9	x	7.5	x

Selected Financial Ratios
Supplemental Report – March 31, 2023	(in thousands)

	EBITDA		ADJUSTED EBITDA
	Quarter Ended	Year Ended	Quarter Ended	Year Ended
Reconciliation of EBITDA to Annualized EBITDA	March 31, 2023	December 31, 2022	March 31, 2023	December 31, 2022

Quarter Core EBITDA as reported	$38,240	$150,993	$38,240	$150,993
Add back: Stock-based compensation, net of employee equity elections	—	—	2,345	10,366
Subtotal	38,240	150,993	40,585	161,359

Core EBITDA	$152,960	$150,993	$162,340	$161,359
Add: Employee election to receive equity in lieu of cash in Q1	—	—	1,431	—
Annualized Core EBITDA	152,960	150,993	163,771	161,359

Funds EBITDA as reported	18,615	25,143	18,615	25,143
Subtract: Special Dividend	(11,283)	—	(11,283)	—
Subtotal	7,332	25,143	7,332	25,143

Annualized Fund EBITDA	29,328	25,143	29,328	25,143
Add back: Special Dividend	11,283	—	11,283	—
Annualized Fund EBITDA	40,611	25,143	40,611	25,143
EBITDA Core and Funds	$193,571	$176,136	$204,382	$186,502

Quarter Ended
Reconciliation of Core Portfolio Debt	March 31, 2023

Core Portfolio Debt per Debt Summary	$1,152,928
Incremental Core Debt Attributable to City Point[8]	(106,046)
Adjusted Core Debt for purposes of computing Debt/EBITDA	1,046,882

Fund Portfolio Debt per Debt Summary	268,212
Incremental Core Debt Attributable to City Point[8]	106,046
Adjusted Fund Debt per EBITDA	374,258

Total Core and Fund Debt for purposes of computing Debt/EBITDA	$1,421,140

Selected Financial Ratios
Supplemental Report – March 31, 2023	(in thousands)

__________

1. Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

2. See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.

3. Represents preferred distributions on Preferred Operating Partnership Units.

4. Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt. Excludes capital lease obligations.

5. Reflects debt net of the current Core Portfolio cash balance at end of period.

6. Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.

7. See Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”) for a reconciliation of AFFO to net income attributable to Acadia.

8. Amount represents the Company's reallocation of its pro-rata portion of the de-leveraging of Fund II's property-level debt associated with the City Point refinancing to align with the inclusion of the associated EBITDA derived from its investment.

Portfolio Debt – Summary
Supplemental Report – March 31, 2023	(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	Core Portfolio			Funds			Total				Reconciliation to Consolidated Debt as Reported
Unsecured Debt	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	%	Interest Rate	WA Years to Maturity [6]	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$806,000	4.3%	3.6	$—	—	—	$806,000	57%	4.3%	3.6	$—	$—	$806,000
Variable-Rate Debt [5]	16,587	6.3%	2.3	367	6.7%	0.1	16,954	1%	6.3%	2.3	1,457	—	18,411
								58%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	313,504	4.2%	3.2	136,518	4.6%	2.0	450,022	32%	4.7%	2.8	294,637	(166,934)	577,725
Variable-Rate Debt [5]	16,837	6.6%	0.4	131,327	7.4%	1.7	148,164	10%	7.3%	1.6	246,867	(39,034)	355,997
								42%

Total	$1,152,928	4.3%	3.4	$268,212	6.0%	1.9	$1,421,140	100%	4.6%	3.1	$542,961	$(205,968)	1,758,133

Unamortized premium							531						317
Net unamortized loan costs							(9,493)						(11,844)
Total							$1,412,178						$1,746,606

_________

1.
Fixed-rate debt includes notional principal fixed through swap transactions.
2.
Represents the Company's pro-rata share of debt based on its percent ownership.
3.
Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.
Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.
Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.
Based on debt maturity date without regard to available extension options.

Portfolio Debt – Detail
Supplemental Report – March 31, 2023	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		March 31, 2023	Percent	Amount	Rate	Maturity Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
163 Highland Avenue		$7,609	100.00%	7,609	4.66%	02/01/24	None
Crossroads Shopping Center		60,512	49.00%	29,651	3.94%	10/06/24	None
555 9th Street		60,000	100.00%	60,000	3.99%	01/01/25	None
840 N. Michigan		73,500	88.43%	64,996	4.36%	02/10/25	None
239 Greenwich Avenue		26,000	75.00%	19,500	4.00%	07/10/27	None
Georgetown Portfolio (2008 Investment)		14,781	50.00%	7,391	4.72%	12/10/27	None
State & Washington		21,888	100.00%	21,888	4.40%	09/05/28	None
North & Kingsbury		10,778	100.00%	10,778	4.01%	11/05/29	None
151 North State Street		12,480	100.00%	12,480	4.03%	12/01/29	None
Concord & Milwaukee		2,371	100.00%	2,371	4.40%	06/01/30	None
California & Armitage		2,218	100.00%	2,218	5.89%	04/15/35	None
Unsecured interest rate swaps [1]		806,000	100.00%	806,000	n/a	Various
Secured interest rate swaps [1]		147,595	50.56%	74,622	n/a	Various

Sub-Total Fixed-Rate Debt		1,245,732		1,119,504	4.25%

Secured Variable-Rate Debt
Gotham Plaza		17,595	49.00%	8,622	LIBOR+160	06/10/23	None
Georgetown Portfolio (2016 Investment)		160,000	20.00%	32,000	LIBOR+170	08/01/23	None
3104 M Street [2]		4,186	20.00%	837	Prime+0	01/01/24	None
Sullivan Center		50,000	100.00%	50,000	SOFR+160	11/16/28	None
Secured interest rate swaps [1]		(147,595)	50.56%	(74,622)	n/a	Various

Unsecured Variable-Rate Debt
Unsecured Line of Credit [3]		172,587	100.00%	172,587	SOFR+150	06/29/25	2 x 6 mos.
Unsecured Term Loan		400,000	100.00%	400,000	SOFR+165	06/29/26	None
Unsecured $175 Million Term Loan		175,000	100.00%	175,000	SOFR+160	04/06/27	None
Unsecured $75 Million Term Loan		75,000	100.00%	75,000	SOFR+205	07/29/29	None
Unsecured interest rate swaps [1]		(806,000)	100.00%	(806,000)	n/a	Various

Sub-Total Variable-Rate Debt		100,773		33,424	6.47%

Total Debt - Core Portfolio		$1,346,505		$1,152,928	4.32%

Funds
Fixed-Rate Debt
Canton Marketplace	Fund V	$31,801	20.10%	6,392	3.35%	05/01/23	None
2207 Fillmore Street [4]	Fund IV	1,120	20.80%	233	4.50%	10/31/25	None
650 Bald Hill Road [4]	Fund IV	15,707	20.81%	3,269	3.75%	06/01/26	None
Shoppes at South Hills [4]	Fund V	31,796	18.09%	5,752	5.95%	03/01/28	1x12 mos.
Interest rate swaps [1]	Funds II, IV & V	524,200	23.06%	120,872	n/a	Various
Sub-Total Fixed-Rate Debt		604,624		136,518	4.61%

Variable-Rate Debt
Broughton Street Portfolio	Fund IV	25,358	23.12%	5,863	SOFR+310	04/28/23	None
New Towne Center	Fund V	14,604	20.10%	2,935	LIBOR+220	05/01/23	None
Acadia Strategic Opportunity Fund V LLC	Fund V	1,824	20.10%	367	SOFR+187	05/01/23	1x12 mos.
Eden Square [4]	Fund IV	22,028	22.78%	5,018	SOFR+235	06/01/23	None
Fairlane Green	Fund V	32,723	20.10%	6,577	SOFR+200	06/05/23	None

Portfolio Debt – Detail
Supplemental Report – March 31, 2023	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		March 31, 2023	Percent	Amount	Rate	Maturity Date	Options
Trussville Promenade	Fund V	28,742	20.10%	5,777	SOFR+195	06/15/23	None
640 Broadway	Fund III	35,970	24.54%	8,827	SOFR+335	07/09/23	None
146 Geary Street	Fund IV	19,338	23.12%	4,471	LIBOR+365	07/15/23	None
Restaurants at Fort Point	Fund IV	5,829	23.12%	1,348	SOFR+245	11/25/23	None
717 N. Michigan Avenue	Fund IV	48,500	23.12%	11,213	SOFR+318	12/09/23	None
Acadia Strategic Opportunity IV LLC	Fund IV	39,200	23.12%	9,063	SOFR+256	12/29/23	None
Elk Grove Commons	Fund V	40,665	20.10%	8,174	SOFR+161	01/11/24	None
Hiram Pavilion	Fund V	28,179	20.10%	5,664	SOFR+200	03/05/24	None
Hickory Ridge	Fund V	28,151	20.10%	5,658	SOFR+200	10/05/24	None
Tri-City Plaza [4]	Fund V	38,519	18.09%	6,968	LIBOR+190	10/18/24	1 x 12 mos.
Landstown Commons	Fund V	60,506	20.10%	12,162	SOFR+180	10/24/24	None
Lincoln Commons	Fund V	38,575	20.10%	7,754	SOFR+180	10/24/24	None
Palm Coast Landing	Fund V	26,273	20.10%	5,281	LIBOR+175	11/01/24	None
Frederick Crossing [4]	Fund V	24,029	18.09%	4,347	LIBOR+175	12/02/24	1 x 12 mos.
Plaza Santa Fe	Fund V	22,893	20.10%	4,601	SOFR+200	12/20/24	None
Paramus Plaza [4]	Fund IV	28,420	11.56%	3,285	SOFR+236	12/28/24	2 x 12 mos.
Frederick County Square [4]	Fund V	22,301	18.09%	4,034	LIBOR+240	01/01/25	1 x 12 mos.
Wood Ridge Plaza [4]	Fund V	32,536	18.09%	5,886	Prime+013	03/21/25	2 x 12 mos.
Midstate Mall	Fund V	42,400	20.10%	8,522	SOFR+250	04/28/25	2 x 12 mos.
City Point [4]	Fund II	133,655	58.06%	77,597	SOFR+261	08/01/25	1 x 12 mos.
1964 Union Street [4]	Fund IV	1,374	20.80%	286	LIBOR+225	10/01/25	None
2208-2216 Fillmore Street [4]	Fund IV	5,372	20.80%	1,117	LIBOR+225	06/01/26	None
Monroe Marketplace	Fund V	29,150	20.10%	5,859	SOFR+276	11/12/26	None
La Frontera Village [4]	Fund V	55,500	18.09%	10,040	SOFR+261	06/10/27	None
Riverdale [4]	Fund V	37,272	17.97%	6,699	SOFR+246	11/01/27	None
Mohawk Commons [4]	Fund V	39,650	18.09%	7,173	SOFR+200	03/01/28	None
Interest rate swaps [1]	Funds II, IV & V	(524,200)	23.06%	(120,872)	n/a	Various
Sub-Total Variable-Rate Debt		485,336		131,694	7.44%
Total Debt - Funds		1,089,960		268,212	6.00%
Total Debt - Core Portfolio and Funds		$2,436,465		$1,421,140	4.63%

_________

1.
The Company has hedged a portion of its variable-rate debt with multiple variable to fixed-rate swap agreements which have various maturities (see Swap Interest Rate Summary of this Supplemental report which highlights the notional and actual locked base rate). The indicated maturity for each loan reflects the contractual maturity date of the loan without regard to the expiration of the related swap agreements.
2.
Bears interest at the greater of 3.25% or the Prime Rate.
3.
The interest rate on the unsecured revolving credit facility excludes a 20-basis point facility fee.
4.
Acadia's interest in this Fund debt is reflected net of additional JV interests.

Future Debt Maturities [1]
Supplemental Report – March 31, 2023	(in thousands)

Core Portfolio	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2023	$3,031	$177,496	$180,527	$2,260	$40,573	$42,833	4.08%	4.08%	n/a
2024	3,371	69,855	73,226	2,565	36,756	39,321	4.18%	4.09%	8.00%
2025	2,571	306,087	308,658	2,264	297,583	299,847	4.27%	4.27%	n/a
2026	2,920	400,000	402,920	2,542	400,000	402,542	4.34%	4.34%	n/a
2027	2,727	212,537	215,264	2,423	200,052	202,475	4.32%	4.32%	n/a
Thereafter	4,339	161,571	165,910	4,339	161,571	165,910	4.38%	4.38%	n/a
Total	$18,959	$1,327,546	$1,346,505	$16,393	$1,136,535	$1,152,928

Funds	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2023	$5,304	$305,628	$310,932	$1,022	$67,791	$68,813	6.64%	4.83%	7.48%
2024	5,371	328,413	333,784	1,011	62,419	63,430	3.99%	3.41%	6.63%
2025	1,878	231,739	233,617	356	96,257	96,613	6.58%	4.75%	6.86%
2026	2,094	48,362	50,456	385	9,857	10,242	6.26%	3.75%	7.35%
2027	2,057	91,074	93,131	372	16,434	16,806	6.26%	6.11%	6.50%
Thereafter	199	67,841	68,040	36	12,272	12,308	5.87%	5.87%	n/a
Total	$16,903	$1,073,057	$1,089,960	$3,182	$265,030	$268,212

________

1.
Does not include any applicable extension options or subsequent refinancing.
2.
Fixed Debt includes floating rate debt that is effectively fixed through interest rate swaps.

Future Debt Maturities – As Extended [1]
Supplemental Report – March 31, 2023	(in thousands)

Core Portfolio	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2023	$3,031	$177,496	$180,527	$2,260	$40,573	$42,833	4.08%	4.08%	n/a
2024	3,371	69,855	73,226	2,565	36,756	39,321	4.18%	4.09%	8.00%
2025	2,571	133,500	136,071	2,264	124,996	127,260	4.18%	4.18%	n/a
2026	2,920	572,587	575,507	2,542	572,587	575,129	4.34%	4.34%	n/a
2027	2,989	187,402	190,391	2,620	181,201	183,821	4.35%	4.35%	n/a
Thereafter	6,331	184,452	190,783	5,830	178,734	184,564	4.34%	4.34%	n/a
Total	$21,213	$1,325,292	$1,346,505	$18,081	$1,134,847	$1,152,928

Funds	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2023	$5,304	$303,804	$309,108	$1,022	$67,425	$68,447	6.64%	4.83%	7.49%
2024	5,548	241,567	247,115	1,041	48,555	49,596	3.97%	3.50%	6.20%
2025	4,048	62,323	66,371	723	11,339	12,062	3.22%	3.13%	7.11%
2026	3,095	272,628	275,723	542	102,940	103,482	6.48%	4.57%	6.82%
2027	2,163	121,440	123,603	391	21,926	22,317	6.73%	6.11%	7.25%
Thereafter	923	67,117	68,040	167	12,141	12,308	5.87%	5.87%	n/a
Total	$21,081	$1,068,879	$1,089,960	$3,886	$264,326	$268,212

__________

1.
Includes the effect of all available extension options (subject to customary conditions), excludes any subsequent refinancing.
2.
Fixed Debt includes floating rate debt that is effectively fixed through interest rate swaps. Note that certain swaps (see Swap Interest Rate Summary) have expiration dates beyond the maturity of the Company’s variable rate debt.

.

Swap Interest Rate Summary [1]
Supplemental Report – March 31, 2023	(in thousands)

Core Portfolio

	Acadia's Pro-rata	Weighted Average
Maturity Year	Notional Balance	Fixed Rate on Swap [2]

2023	$24,622	2.59%
2024	N/A	N/A
2025	25,000	2.24%
2026	6,000	2.40%
2027	275,000	2.57%
2028	150,000	3.02%
2029	275,000	2.68%
2030	125,000	2.93%
Total	$880,622	2.72%

Funds

	Acadia's Pro-rata	Weighted Average
Year	Notional Balance	Fixed Rate on Swap [2]

2023	$6,560	2.79%
2024	46,778	1.33%
2025	11,242	2.36%
2026	5,020	3.55%
2027	15,070	3.39%
2028	7,173	3.80%
2029	29,029	3.23%
2030	N/A	N/A
Total	$120,872	2.46%

__________

1.
Includes the Company's pro-rata share of consolidated and unconsolidated interest rate swaps.
2.
Represents strike rate (fixed) rate on the swap that the Company pays in exchange for receiving LIBOR or SOFR, as applicable.

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – March 31, 2023

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

STREET AND URBAN RETAIL
Chicago Metro							`
Rush and Walton Streets Collection (6 properties)	Lululemon, BHLDN, Reformation, Sprinkles	2011 2012	100.0%	40,384	—	—	40,384	88.2%	—%	—%	88.2%	93.0%	$6,227,897	$174.91
Clark Street and W. Diversey Collection (4 properties)	Starbucks, TJ Maxx, J Crew Factory	2011 2012	100.0%	53,277	—	—	53,277	76.1%	—%	—%	76.1%	78.0%	1,617,568	39.87
Halsted and Armitage Collection (13 properties)	Serena and Lily, Bonobos, Allbirds, Warby Parker, Marine Layer, Kiehl's	2011 2012 2019 2020	100.0%	53,220	—	—	53,220	100.0%	—%	—%	100.0%	100.0%	2,718,580	51.08
North Lincoln Park Chicago Collection (6 properties)	Champion, Carhartt	2011 2014	100.0%	22,125	—	27,796	49,921	27.7%	—%	100.0%	67.9%	67.9%	1,114,787	32.86
State and Washington	Nordstrom Rack, Uniqlo	2016	100.0%	78,771	—	—	78,771	100.0%	—%	—%	100.0%	100.0%	3,394,002	43.09
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,573,000	57.44
North and Kingsbury	Old Navy, Backcountry	2016	100.0%	41,791	—	—	41,791	100.0%	—%	—%	100.0%	100.0%	1,845,756	44.17
Concord and Milwaukee	—	2016	100.0%	13,147	—	—	13,147	100.0%	—%	—%	100.0%	100.0%	467,417	35.55
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	78.8%	78.8%	78.8%	726,753	50.49
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995	—%	—%	63.4%	63.4%	89.7%	698,674	29.02
Sullivan Center	Target	2016	100.0%	176,181	—	—	176,181	78.9%	—%	—%	78.9%	78.9%	5,219,976	37.56
				506,281	—	84,066	590,347	86.0%	—%	78.8%	85.0%	87.2%	25,604,409	51.02
New York Metro
Soho Collection (12 properties)	Faherty, Watches of Switzerland, ALC, Stone Island, Taft, Frame, Theory, Bang & Olufsen	2011 2014 2019 2020 2022	100.0%	36,389	—	—	36,389	64.0%	—%	—%	64.0%	74.0%	8,970,484	385.38
5-7 East 17th Street	—	2008	100.0%	8,593	—	—	8,593	—%	—%	—%	—%	47.5%	—	—
200 West 54th Street	—	2007	100.0%	5,862	—	—	5,862	100.0%	—%	—%	100.0%	100.0%	1,575,979	268.85
61 Main Street	Splendid	2014	100.0%	3,470	—	—	3,470	100.0%	—%	—%	100.0%	100.0%	312,925	90.18
181 Main Street	TD Bank	2012	100.0%	11,514	—	—	11,514	100.0%	—%	—%	100.0%	100.0%	1,080,044	93.80
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – March 31, 2023

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
Bartow Avenue	—	2005	100.0%	—	—	14,824	14,824	—%	—%	78.8%	78.8%	100.0%	396,697	33.98
239 Greenwich Avenue	Watches of Switzerland	1998	75.0%	16,621	—	—	16,621	100.0%	—%	—%	100.0%	100.0%	1,793,298	107.89
252-256 Greenwich Avenue	Veronica Beard, The RealReal, Blue Mercury	2014	100.0%	7,986	—	—	7,986	100.0%	—%	—%	100.0%	100.0%	1,019,225	127.63
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,953	40,603	—%	100.0%	100.0%	100.0%	100.0%	1,107,063	27.27
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	838,855	413.03
313-315 Bowery [2]	John Varvatos	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	527,076	79.86
120 West Broadway	Citizens Bank, Citi Bank	2013	100.0%	13,838	—	—	13,838	79.8%	—%	—%	79.8%	100.0%	2,111,979	191.34
2520 Flatbush Avenue	Bob's Disc. Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—%	—%	100.0%	100.0%	100.0%	1,181,175	40.57
Williamsburg Collection [3]	Sephora, SweetGreen, Levain Bakery	2022	100.0%	50,842	—	—	50,842	100.0%	—%	—	100.0%	100.0%	5,236,923	103.00
991 Madison Avenue	Vera Wang, Gabriela Hearst	2016	100.0%	7,513	—	—	7,513	100.0%	—%	—%	100.0%	100.0%	3,061,496	407.49
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,349	99,685	—%	100.0%	100.0%	100.0%	100.0%	3,548,954	35.60
Gotham Plaza	Bank of America, Footlocker, Taco Bell	2016	49.0%	—	—	25,922	25,922	—%	—%	91.6%	91.6%	91.6%	2,001,644	84.34
				171,259	86,950	136,162	394,371	85.7%	100.0%	96.1%	92.4%	95.9%	35,388,818	97.08
Los Angeles Metro
8833 Beverly Blvd	Luxury Living	2022	100.0%	9,757	—	—	9,757	100.0%	—%	—%	100.0%	100.0%	1,272,860	130.46
Melrose Place Collection	The Row, Chloe, Oscar de la Renta	2019	100.0%	14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	2,734,347	195.31
				23,757	—	—	23,757	100.0%	—%	—%	100.0%	100.0%	4,007,207	168.67
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	TD Bank	2012	100.0%	20,669	—	—	20,669	66.7%	—%	—%	66.7%	66.7%	771,854	56.02
14th Street Collection (3 properties)	Mitchell Gold + Bob Williams, Verizon	2021	100.0%	19,461	—	—	19,461	100.0%	—%	—%	100.0%	100.0%	1,430,821	73.52
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667	—	100.0%	100.0%	100.0%	100.0%	2,080,617	36.08
M Street and Wisconsin Corridor (26 Properties) [4]	Lululemon, Duxiana, Rag and Bone, Reformation, Glossier, Showfields	2011 2016 2019	25.2%	246,672	—	—	246,672	80.0%	—%	—%	80.0%	86.0%	13,127,705	66.56
				286,802	25,134	32,533	344,469	80.4%	100.0%	100.0%	83.6%	88.0%	17,410,996	60.43
Boston Metro

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – March 31, 2023

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	303,471	289.02
				1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	303,471	289.02

Dallas Metro
Henderson Avenue Portfolio (14 properties)	Sprouts Market, Warby Parker, Tecovas	2022	100.0%	89,568	31,635	—	121,203	79.0%	100.0%	—%	84.5%	88.3%	4,058,059	39.64

Total Street and Urban Retail				1,078,717	143,719	252,761	1,475,197	84.2%	100.0%	90.8%	86.9%	90.0%	$86,772,961	$67.70

Acadia Share Total Street and Urban Retail				889,992	143,719	239,541	1,273,252	84.6%	100.0%	90.8%	87.5%	90.7%	$75,327,252	$67.63

SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Lidl, Chase Bank, City MD	1998	100.0%	—	43,531	100,379	143,910	—%	100.0%	81.6%	87.1%	100.0%	3,437,633	27.41
Marketplace of Absecon	Walgreens, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—%	100.0%	85.9%	92.2%	92.2%	1,488,816	15.44

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,128	87,128	—%	—%	92.1%	92.1%	94.9%	2,777,972	34.60
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,081	123,345	—%	100.0%	96.9%	98.8%	98.8%	3,535,426	29.01
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—%	100.0%	71.9%	88.4%	92.2%	1,960,211	35.02
Crossroads Shopping Center	HomeGoods, PetSmart, BJ's Wholesale Club	1998	49.0%	—	202,727	108,928	311,655	—%	100.0%	54.8%	84.2%	88.6%	7,957,099	30.32
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	242,058	16,643	258,701	—%	94.8%	100.0%	95.2%	95.2%	2,249,811	9.14
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,996,500	20.72
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—%	100.0%	55.1%	73.9%	73.9%	2,275,105	33.98

Connecticut
Town Line Plaza [5]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	42,930	206,089	—%	100.0%	87.2%	97.3%	97.3%	1,809,935	17.52

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,467,751	11.29
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—%	100.0%	85.7%	96.0%	100.0%	2,072,175	9.90
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	711,662	34.87

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – March 31, 2023

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,490,575	36.80

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	29,670	102,854	—%	100.0%	85.8%	95.9%	98.7%	2,168,365	21.98

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,270	98,962	—%	100.0%	97.3%	98.7%	98.7%	1,397,131	14.30

Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx, DD's Discount (Ross)	1998	100.0%	—	123,144	112,782	235,926	—%	100.0%	71.5%	86.4%	91.1%	2,897,494	14.22

Michigan
Bloomfield Town Square	HomeGoods, TJ Maxx, Dick's Sporting Goods, Burlington	1998	100.0%	—	153,332	81,619	234,951	—%	100.0%	98.2%	99.4%	99.4%	4,287,818	18.36

Delaware
Town Center and Other (2 properties)	Lowes, Dick's Sporting Goods, Target	2003	100.0%	—	751,455	48,608	800,063	—%	94.2%	91.4%	94.0%	94.0%	13,046,255	17.35
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	100.0%	100.0%	100.0%	3,270,256	32.05
Naamans Road	—	2006	100.0%	—	—	19,850	19,850	—%	—%	63.9%	63.9%	63.9%	698,462	55.08

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—%	100.0%	100.0%	100.0%	100.0%	246,274	2.30
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	909,902	5.82
Chestnut Hill	—	2006	100.0%	—	—	36,492	36,492	—%	—%	100.0%	100.0%	100.0%	961,735	26.35
Abington Towne Center [6]	Target, TJ Maxx	1998	100.0%	—	184,616	32,255	216,871	—%	100.0%	100.0%	100.0%	100.0%	1,289,331	21.76

Total Suburban Properties				—	2,909,173	1,096,687	4,005,860	—%	98.1%	83.6%	94.1%	95.6%	$66,403,693	$18.89

Acadia Share Total Suburban Properties				—	2,805,782	1,041,134	3,846,916	—%	98.0%	85.1%	94.5%	95.9%	$62,345,572	$18.44

Total Core Properties				1,078,717	3,052,892	1,349,448	5,481,057	84.2%	98.2%	85.0%	92.2%	94.1%	$153,176,654	$31.94

Acadia Share Total Core Properties				889,992	2,949,501	1,280,675	5,120,168	84.6%	98.1%	86.2%	92.8%	94.6%	$137,672,824	$30.63

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – March 31, 2023

__________

1.
Excludes properties under development, redevelopment and pre-stabilized, see Development and Redevelopment Activity page of this Supplemental Report. The above in place occupancy and rent amounts only include spaces where leases have commenced. Leased occupancy includes spaces for which leases have been signed and not yet commenced. ABR and ABR per square foot correlates to in place occupancy.
2.
Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3.
The Company’s stated legal ownership is 49.99%. However, given the preferences embedded in its interests, the Company did not attribute any value to the 50.01% non-controlling interest holders.
4.
Excludes 94,000 square feet of office GLA.
5.
Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
6.
Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio – Top Tenants [1]
Supplemental Report – March 31, 2023	(Pro Rata Basis)

	Number of	Combined		Percentage of Total
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	408,895	$8,323,009	7.0%	5.3%
Walgreens	5	81,763	3,719,187	1.4%	2.4%
Royal Ahold [2]	3	155,461	3,637,677	2.7%	2.3%
Bed, Bath, and Beyond	2	124,432	3,560,443	2.1%	2.3%
Verizon	2	26,054	2,835,865	0.4%	1.8%
TJX Companies [3]	8	229,043	2,765,292	3.9%	1.8%
PetSmart, Inc.	4	76,257	2,760,241	1.3%	1.8%
Lululemon	2	7,533	2,614,753	0.1%	1.7%
Trader Joe's	3	40,862	2,499,318	0.7%	1.6%
Fast Retailing [4]	2	32,013	2,387,950	0.5%	1.5%
Albertsons Companies [5]	2	123,409	1,980,640	2.1%	1.3%
Bob's Discount Furniture	2	68,793	1,843,336	1.2%	1.2%
Tapestry [6]	2	4,250	1,736,804	0.1%	1.1%
Watches of Switzerland [7]	2	13,863	1,624,974	0.2%	1.0%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,550,757	0.5%	1.0%
Dick's Sporting Goods, Inc	2	98,805	1,544,276	1.7%	1.0%
Gap [8]	2	37,895	1,363,165	0.6%	0.9%
Citibank	4	16,160	1,337,924	0.3%	0.9%
The Home Depot	2	187,914	1,307,040	3.2%	0.8%
TD Bank	2	14,700	1,285,992	0.3%	0.8%
TOTAL	57	1,779,599	$50,678,643	30.3%	32.4%

__________

1.
In accordance with the Company's policy of not disclosing the terms of individual leases, this list does not include tenants that operate at only one Acadia Core location. The following tenants with single locations that would otherwise be included in our top 20 tenants are: H&M (840 N. Michigan), Lowe's (Brandywine), Kohl's (28 Jericho), Tommy Bahama (664 N. Michigan), Bang & Olufsen (Soho) and Nordstrom Rack (State and Washington).
2.
Stop and Shop (3 locations)
3.
TJ Maxx (5 locations), HomeGoods (2 locations), Marshalls (1 location)
4.
Uniqlo (1 location), Theory (1 location)
5.
Shaw’s (2 locations)
6.
Kate Spade (2 locations)
7.
Grand Seiko (1 location), Betteridge Jewelers (1 location)
8.
Old Navy (2 locations)

Core Portfolio – Lease Expirations
Supplemental Report – March 31, 2023	(Pro Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	2	2,265	0.3%	$15.89	0.1%	—	—	—%	$—	—%
2023 (remainder)	20	92,040	12.2%	53.81	7.9%	3	95,734	3.6%	15.63	3.7%
2024	20	60,224	8.0%	71.63	6.9%	16	561,054	21.3%	13.82	19.2%
2025	22	57,734	7.7%	148.28	13.7%	9	376,598	14.3%	19.14	17.9%
2026	29	73,149	9.7%	141.60	16.5%	9	404,089	15.3%	9.94	10.0%
2027	14	26,074	3.5%	143.97	6.0%	5	155,675	5.9%	21.38	8.3%
2028	15	186,254	24.8%	58.53	17.4%	10	513,514	19.5%	11.97	15.2%
2029	14	41,663	5.5%	87.88	5.8%	3	99,988	3.8%	16.98	4.2%
2030	8	63,747	8.5%	61.82	6.3%	—	—	—%	—	—%
2031	7	41,177	5.5%	68.93	4.5%	2	50,566	1.9%	16.97	2.1%
2032	18	59,042	7.8%	104.58	9.8%	2	62,382	2.4%	12.53	1.9%
Thereafter	10	49,138	6.5%	65.36	5.1%	7	318,547	12.1%	22.07	17.4%
Total	179	752,508	100.0%	$83.32	100.0%	66	2,638,147	100.0%	$15.28	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		137,484					56,438
Total Square Feet		889,992					2,949,501

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	—	—	—%	$—	—%	2	2,265	0.1%	$15.89	—%
2023 (remainder)	30	102,733	9.3%	28.66	8.5%	53	290,507	6.5%	32.33	6.8%
2024	33	153,801	13.9%	25.27	11.2%	69	775,079	17.2%	20.58	11.6%
2025	34	116,318	10.5%	28.50	9.6%	65	550,650	12.3%	34.65	13.9%
2026	39	142,809	12.9%	26.03	10.7%	77	620,046	13.8%	29.18	13.1%
2027	39	163,825	14.8%	33.36	15.8%	58	345,574	7.7%	36.31	9.1%
2028	26	105,912	9.6%	39.06	11.9%	51	805,680	17.9%	26.29	15.4%
2029	13	30,831	2.8%	29.11	2.6%	30	172,482	3.8%	36.27	4.5%
2030	10	30,848	2.8%	35.58	3.2%	18	94,595	2.1%	53.26	3.7%
2031	16	83,070	7.5%	28.70	6.9%	25	174,813	3.9%	34.78	4.4%
2032	26	99,384	9.0%	32.77	9.4%	46	220,808	4.9%	46.25	7.4%
Thereafter	17	74,452	6.7%	47.72	10.3%	34	442,137	9.8%	31.20	10.0%
Total	283	1,103,981	100.0%	$31.39	100.0%	528	4,494,636	100.0%	$30.63	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		176,694					370,616
Total Square Feet		1,280,675					5,120,168

_________

1. Leases currently under month to month or in process of renewal.

Core Portfolio – New and Renewal Rent Spreads [1]
Supplemental Report – March 31, 2023

	Quarter Ended
	March 31, 2023
	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	1	1
GLA	2,360	2,360
New base rent	$50.09	$46.00
Previous base rent	$31.94	$32.85
Average cost per square foot	$16.57	$16.57
Weighted Average Lease Term (years)	10.0	10.0
Percentage growth in base rent	56.8%	40.0%

Renewal Leases
Number of renewal leases executed	16	16
GLA	52,191	52,191
New base rent	$32.10	$30.78
Expiring base rent	$26.66	$28.42
Average cost per square foot	$1.91	$1.91
Weighted Average Lease Term (years)	4.6	4.6
Percentage growth in base rent	20.4%	8.3%

Total New and Renewal Leases
Number of new and renewal leases executed	17	17
GLA commencing	54,551	54,551
New base rent	$32.88	$31.44
Expiring base rent	$26.89	$28.61
Average cost per square foot	$2.54	$2.54
Weighted Average Lease Term (years)	4.8	4.8
Percentage growth in base rent	22.3%	9.9%

__________

1.
Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment project in both new and renewal leases. Renewal leases include exercised options.
2.
Rents are calculated on a straight-line ("GAAP") basis and do not incorporate above- or below-market lease adjustments.
3.
Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

Core Portfolio – Capital Expenditures
Supplemental Report – March 31, 2023

	Quarter to Date		Year to Date
	March 31, 2023	March 31, 2022	December 31, 2022
Leasing Commissions	$1,507	$1,053	$3,459
Tenant Improvements	4,805	3,403	14,651
Maintenance Capital Expenditures	690	638	8,331
Total Capital Expenditures	$7,002	$5,094	$26,441

Fund Overview
Supplemental Report – March 31, 2023

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$90.0	Million	$472.0	Million [2]	$502.5	Million	$540.6	Million	$520.0	Million	$2,125.1	Million
Acadia's Commitment	$20.0	Million	$291.2	Million	$123.3	Million	$125.0	Million	$104.5	Million	$664.0	Million
Acadia's Pro Rata Share	22.2%		61.7	% [2]	24.5%		23.1%		20.1%		31.2%
Acadia's Promoted Share [1]	37.8%		69.4%		39.6%		38.5%		36.1%		45.0%
Preferred Return	9.0%		8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$557.3	Million	$448.1	Million	$488.1	Million	$387.0	Million	$1,967.1	Million
Cumulative Net Distributions [3]	$195.4	Million	$172.9	Million	$603.5	Million	$221.4	Million	$94.4	Million	$1,287.6	Million
Net Distributions/Contributions	225.6%		31.0%		134.7%		45.4%		24.4%		65.5%
Unfunded Commitment [4]	$0.0	Million	$0.0	Million	$1.9	Million	$41.9	Million	$133.0	Million	$176.8	Million
Acquisition Dry Powder [5]	N/A		N/A		N/A		N/A		$70 - 80	Million	$70 - 80	Million
Investment Period Closes	Closed		Closed		Closed		Closed		Aug-2023
Currently in a Promote Position? (Yes/No)	No		No		No		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management [6]	Fund I & II		0.75% in 2022, 0% in 2023
Asset Management	Fund III		Currently 0%
Asset Management [6]	Fund IV		1.5% of Implied Capital during the investment period; 1.25% of Implied Capital post-investment period
Asset Management [7]	Fund V

1.5% of Implied Capital for Year 1-4 of the investment period; 1.5% of Allocated Capital Commitments for Year 5 of the investment period (August 26, 2020-August 25, 2021); 1.0% of Allocated Capital Commitments for Year 6-7 of the investment period (August 26, 2021-August 25, 2023); 1.25% of Implied Capital post-investment period

Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs

Fund Overview
Supplemental Report – March 31, 2023

_________

1.
Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.
2.
With regard to Fund II, the additional contributions over original Fund Size reflects prior-period distributions that were re-contributed to the Fund during 2016, 2020, 2021 and 2022 to fund the on-going redevelopment of existing Fund II investments. The $472 million reflects an incremental $172 million of capital contributed in connection with the City Point recapitalization. Fund II contains one remaining investment, City Point. During the second quarter 2022, the Company increased its ownership in Fund II and Mervyn's II from 28% to 40%. Additionally, during the third quarter 2022, the Company increased its ownership in Fund II from 40% to 61.7%. During the first quarter 2023, Mervyns II distributed the Albertsons shares to its investors upon expiration of the lock-up agreement. The Company now directly owns 1.6 million Albertsons shares.
3.
Net of fees and promote. Fund I has made its final distribution and was fully liquidated in 2018.
4.
Unfunded Commitments are set aside to complete leasing and development at existing fund investments and to make new Fund V investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales.
5.
Unfunded Commitments available to deploy into new unidentified investments.
6.
Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $41.9 million of general reserves.
7.
Implied Capital is Fund Size less capital attributed to sold investments or released. Allocated Capital Commitments are computed as the Fund Size less Acquisition Dry Powder.

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – March 31, 2023

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Fund II Portfolio Detail

NEW YORK
New York
City Point [2]	Primark, Target, Basis Schools, Alamo Drafthouse, Trader Joe's	2007	94.2%	—	329,945	206,384	536,329	—%	88.7%	30.6%	66.3%	83.9%	$14,640,416	$41.16

Total - Fund II				—	329,945	206,384	536,329	—%	88.7%	30.6%	66.3%	83.9%	$14,640,416	$41.16

Fund III Portfolio Detail

NEW YORK
New York
640 Broadway	Swatch	2012	100.0%	4,637	—	—	4,637	91.6%	—%	—%	91.6%	91.6%	$1,082,505	$254.89
Total - Fund III				4,637	—	—	4,637	91.6%	—%	—%	91.6%	91.6%	$1,082,505	$254.89

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	─	2015	100.0%	2,522	—	—	2,522	—%	—%	—%	—%	—%	$—	$—
210 Bowery	─	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—
27 East 61st Street	─	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	82.2%	—%	—%	82.2%	100.0%	1,887,315	272.26
1035 Third Avenue [3]	─	2015	100.0%	7,634	—	—	7,634	100.0%	—%	—%	100.0%	100.0%	1,322,724	173.27

New Jersey
Paramus Plaza	Marshall, Hobby Lobby, Skechers	2013	50.0%	—	87,539	65,955	153,494	—%	100.0%	100.0%	100.0%	100.0%	3,262,289	21.25

BOSTON
Massachusetts
Restaurants at Fort Point	─	2016	100.0%	15,711	—	—	15,711	100.0%	—%	—%	100.0%	100.0%	1,050,946	66.89

NORTHEAST
Rhode Island
650 Bald Hill Road	Dick's Sporting Goods, Burlington Coat Factory	2015	90.0%	—	55,000	105,448	160,448	—%	100.0%	77.7%	85.3%	85.3%	2,052,672	14.99

MID-ATLANTIC
Delaware
Eden Square	Giant Food, LA Fitness	2014	98.6%	—	116,003	113,168	229,171	—%	100.0%	81.5%	90.9%	97.0%	3,252,023	15.61

SOUTHEAST
Georgia
Broughton Street Portfolio (13 properties)	H&M, Lululemon, Kendra Scott, Starbucks	2014	100.0%	95,201	—	—	95,201	86.5%	—%	—%	86.5%	93.1%	3,036,641	36.86

WEST
California
146 Geary Street	─	2015	100.0%	10,151	—	—	10,151	—%	—%	—%	—%	—%	—	—
Union and Fillmore Collection (3 properties)	Eileen Fisher, Bonobos	2015	90.0%	7,148	—	—	7,148	77.9%	—%	—%	77.9%	77.9%	650,117	116.82

Total - Fund IV				153,514	258,542	284,571	696,627	77.0%	100.0%	84.4%	88.6%	91.7%	$16,514,727	$26.77

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – March 31, 2023

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	153,983	70,169	224,152	—%	100.0%	91.5%	97.3%	99.3%	$4,026,220	$18.45

Texas
Wood Ridge Plaza	Kirkland's, Office Depot	2022	90.0%	—	—	211,674	211,674	—%	—%	85.1%	85.1%	87.3%	3,841,444	21.33
La Frontera Plaza	Kohl's, Hobby Lobby, Burlington, Marshalls	2022	90.0%	—	203,500	330,930	534,430	—%	100.0%	86.1%	91.4%	92.9%	6,753,566	13.83

MIDWEST
Michigan
New Towne Center	Kohl's, Jo-Ann's, DSW	2017	100.0%	—	145,389	45,141	190,530	—%	100.0%	100.0%	100.0%	100.0%	2,348,896	12.33
Fairlane Green	TJ Maxx, Michaels, Burlington	2017	100.0%	—	109,952	160,235	270,187	—%	100.0%	91.9%	95.2%	95.2%	5,063,602	19.68

NORTHEAST
Maryland
Frederick County (2 properties)	Kohl's, Best Buy, Ross Dress for Less	2019	90.0%	—	251,988	278,828	530,816	—%	100.0%	79.0%	89.0%	94.8%	7,021,363	14.87

Connecticut
Tri-City Plaza	TJ Maxx, HomeGoods, ShopRite	2019	90.0%	—	129,940	172,790	302,730	—%	100.0%	82.5%	90.0%	90.0%	3,815,472	14.00

New Jersey
Midstate	ShopRite, Best Buy, DSW, PetSmart	2021	100.0%	—	253,779	131,337	385,116	—%	90.5%	66.6%	82.4%	87.4%	6,135,938	19.34

New York
Shoppes at South Hills	ShopRite, At Home, Ashley Furniture	2022	90.0%	—	416,804	95,414	512,218	—%	80.7%	46.2%	74.3%	74.3%	4,387,135	11.53
Mohawk Commons	Lowe's, Target	2023	90.0%	—	330,874	68,464	399,338	—%	100.0%	89.9%	98.3%	98.3%	5,537,375	14.11

Pennsylvania
Monroe Marketplace	Kohl's, Dick's Sporting Goods, Giant Food	2021	100.0%	—	263,376	108,276	371,652	—%	100.0%	100.0%	100.0%	100.0%	4,243,262	11.42

Rhode Island
Lincoln Commons	Stop and Shop, Marshalls, HomeGoods	2019	100.0%	—	194,470	267,551	462,021	—%	100.0%	78.7%	87.7%	88.0%	5,454,027	13.46

SOUTHEAST
Virginia
Landstown Commons	Best Buy, Burlington Coat Factory, Ross Dress for Less	2019	100.0%	—	87,883	292,316	380,199	—%	100.0%	88.2%	90.9%	97.3%	7,223,010	20.90

Florida
Palm Coast Landing	TJ Maxx, PetSmart, Ross Dress for Less	2019	100.0%	—	73,241	98,558	171,799	—%	100.0%	94.6%	96.9%	96.9%	3,437,278	20.65

North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's Sporting Goods	2017	100.0%	—	266,584	113,981	380,565	—%	100.0%	100.0%	100.0%	100.0%	4,827,296	12.68

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – March 31, 2023

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Alabama
Trussville Promenade	Wal-Mart, Regal Cinemas	2018	100.0%	—	366,010	97,671	463,681	—%	100.0%	75.2%	94.8%	94.8%	4,558,377	10.37

Georgia
Canton Marketplace	Dick's Sporting Goods, TJ Maxx, Best Buy	2021	100.0%	—	132,569	219,419	351,988	—%	100.0%	89.2%	93.3%	94.6%	5,736,361	17.47
Hiram Pavilion	Kohl's, HomeGoods	2018	100.0%	—	209,423	153,252	362,675	—%	100.0%	98.6%	99.4%	99.4%	4,578,501	12.70

WEST
California
Elk Grove Commons	Kohl's, HomeGoods	2018	100.0%	—	132,489	109,589	242,078	—%	100.0%	96.4%	98.4%	99.1%	5,084,305	21.35

Utah
Family Center at Riverdale	Target, Home Goods, Best Buy, Sierra Trading (TJX)	2019	89.4%	—	231,673	140,802	372,475	—%	100.0%	94.5%	97.9%	97.9%	3,993,137	10.95

Total - Fund V				—	3,953,927	3,166,397	7,120,324	—%	97.4%	85.9%	92.3%	93.7%	$98,066,565	$14.93

TOTAL FUND PROPERTIES				158,151	4,542,414	3,657,352	8,357,917	77.4%	96.9%	82.7%	90.3%	92.9%	$130,304,213	$17.27

Acadia Share of Total Fund Properties				36,465	1,002,701	785,433	1,824,599	77.5%	95.9%	77.4%	87.6%	91.9%	$31,134,993	$19.49

__________

1.
Excludes properties under development, see Development and Redevelopment Activity page of this Supplemental Report. The above in place occupancy and rent amounts only include spaces where leases have commenced. Leased occupancy includes spaces for which leases have been signed and not yet commenced. ABR and ABR per square foot correlates to in place occupancy.
2.
In place occupancy excludes short-term percentage rent.
3.
Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).

Fund Lease Expirations
Supplemental Report – March 31, 2023	(Pro Rata Basis)

	FUND II						FUND III
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2023 (remainder)	—	—	—%	—	—	—%	1	160	15.3%	64,426	403.90	24.3%
2024	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2025	1	1,426	0.7%	159,739	112.00	1.9%	—	—	—%	—	—	—%
2026	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2027	3	15,292	7.4%	1,139,551	74.52	13.4%	—	—	—%	—	—	—%
2028	1	552	0.3%	107,618	195.00	1.3%	1	306	29.4%	73,995	241.80	27.9%
2029	1	580	0.3%	86,965	150.00	1.0%	—	—	—%	—	—	—%
2030	—	—	—%	—	—	—%	1	177	17.0%	40,920	231.28	15.4%
2031	—	—	—%	—	—	—%	1	226	21.7%	53,912	238.28	20.3%
2032	4	78,364	37.9%	1,176,305	15.01	13.8%	1	173	16.6%	32,393	186.70	12.2%
Thereafter	6	110,444	53.4%	5,834,899	52.83	68.6%	—	—	—%	—	—	—%
Total	16	206,658	100.0%	$8,505,077	$41.16	100.0%	5	1,042	100.0%	$265,647	$254.89	100.0%

		104,912	Total Vacant					96	Total Vacant
		311,570	Total Square Feet					1,138	Total Square Feet

	FUND IV						FUND V
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	3	1,632	0.1%	$29,244	$17.92	0.2%
2023 (remainder)	5	1,916	1.6%	70,896	37.00	2.1%	64	82,693	6.5%	1,560,673	18.87	8.2%
2024	4	16,562	13.7%	339,596	20.50	10.1%	97	196,445	15.5%	3,032,113	15.43	16.0%
2025	6	2,130	1.8%	502,459	235.90	14.9%	94	241,015	19.0%	3,398,710	14.10	17.9%
2026	12	18,133	15.0%	484,457	26.72	14.4%	80	115,035	9.1%	2,184,933	18.99	11.5%
2027	11	8,297	6.9%	223,781	26.97	6.6%	79	188,461	14.9%	2,387,188	12.67	12.6%
2028	7	5,370	4.4%	157,861	29.40	4.7%	37	87,230	6.9%	1,461,038	16.75	7.7%
2029	4	15,687	13.0%	322,179	20.54	9.6%	25	69,847	5.5%	791,592	11.33	4.2%
2030	1	346	0.3%	16,278	47.00	0.5%	26	66,121	5.2%	920,224	13.92	4.8%
2031	8	14,337	11.9%	366,705	25.58	10.9%	28	70,922	5.6%	1,019,158	14.37	5.4%
2032	7	25,565	21.1%	610,736	23.89	18.1%	35	76,431	6.0%	1,184,464	15.50	6.2%
Thereafter	4	12,579	10.4%	273,121	21.71	8.1%	20	73,072	5.8%	1,026,863	14.05	5.4%
Total	69	120,922	100.0%	$3,368,070	$27.85	100.0%	588	1,268,904	100.0%	$18,996,200	$14.97	100.0%

		17,777	Total Vacant					104,287	Total Vacant
		138,700	Total Square Feet					1,373,191	Total Square Feet
__________

1. Leases currently under month to month or in process of renewal.

Development and Redevelopment Activity
Supplemental Report – March 31, 2023

										Acquisition & Development Costs
Property	Ownership [1]	Location	Estimated Stabilization	Est. Sq ft Upon Completion	Occupied/ Leased Rate	Key Tenants	Description	Initial Basis at Acquisition [1]	Costs prior to development / redevelopment [1]	Incurred costs since development / redevelopment [1]	Total Costs [1]	Total Costs (Pro Rata)	Estimated Future Range [1]			Estimated Total Range [1]
Development:
CORE
1238 Wisconsin	80.0%	Washington DC	2023	29,000	12%/82%	Wolford, Everbody	Redevelopment/addition to existing building with ground level retail, upper floor office and residential units upon completion. Discretionary spend upon securing tenant(s)	$—	$—	$19.9	$19.9	$19.9	$12.8	to	$13.6	$32.7	to	$33.5
Henderson - Development 1 & 2	100.0%	Dallas, TX	TBD	160,000	—	TBD	Ground up development for mixed-use street-level retail spaces and upper-level office spaces.	9.6	—	1.6	11.2	11.2	TBD	to	TBD	TBD	to	TBD

FUND III
Broad Hollow Commons	100.0%	Farmingdale, NY	TBD	TBD	—	TBD	Discretionary spend upon securing necessary approvals and tenant(s) for lease up	12.3	—	14.3	26.6	6.5	23.4	to	33.4	50.0	to	60.0

Sub-Total Development								$21.9	$—	$35.8	$57.7	$37.6	$36.2		$47.0	$82.7		$93.5

Major Redevelopment:

CORE
City Center	100.0%	San Francisco, CA	2024	241,000	75%/100%	Target, Whole Foods, PetSmart	Ground up development of pad sites and street level retail and re-tenanting/redevelopment for Whole Foods	$155.0	—	$48.9	$203.9	$203.9	$6.1	to	$9.1	$210.0	to	$213.0
555 9th Street	100.0%	San Francisco, CA	TBD	149,000	65%/81%	The Container Store	Re-tenanting and potential split of former 46,000 sf Nordstrom; façade upgrade and possible vertical expansion	140.9	0.8	0.4	142.1	142.1	TBD	to	TBD	TBD	to	TBD
651-671 West Diversey	100.0%	Chicago, IL	TBD	46,000	86%/86%	TBD	'Discretionary spend for future re-tenanting and re-configuration of approximately 30,000 sf	28.9	0.2	0.2	29.3	29.3	TBD	to	TBD	TBD	to	TBD
Route 6 Mall	100.0%	Honesdale, PA	TBD	TBD	32%/47%	TJ Maxx	Discretionary spend for re-tenanting former 120,000 sf Kmart anchor space once tenant(s) are secured	1.7	13.1	1.2	16.0	16.0	4.8	to	7.8	6.0	to	9.0
Mad River	100.0%	Dayton, OH	TBD	TBD	71%/71%	TBD	Discretionary spend for the re-tenanting former 33,000 sf Babies R Us space once tenant(s) are secured	11.8	2.5	—	14.3	14.3	1.9	to	2.3	1.9	to	2.3
840 N. Michigan Avenue	88.43%	Chicago, IL	TBD	87,000	100%/100%	TBD	Discretionary spend for future re-tenanting	163.5	2.2	—	165.7	165.7	TBD	to	TBD	TBD	to	TBD
664 N. Michigan Avenue	100.0%	Chicago, IL	TBD	18,000	100%/100%	TBD	Discretionary spend for future re-tenanting	86.6	0.6	—	87.2	87.2	TBD	to	TBD	TBD	to	TBD

FUND IV
717 N. Michigan Avenue	100.0%	Chicago, IL	TBD	TBD	14%/26%	Alo Yoga	Discretionary spend upon securing tenant(s) for lease up	104.6	12.0	—	116.6	27.0	TBD	to	TBD	TBD	to	TBD

Sub-Total Major Redevelopment								$693.0	$31.4	$50.7	$775.1	$685.5	$12.8		$19.2	$217.9		$224.3

Total Development and Major Redevelopment								$714.9	$31.4	$86.5	$832.8	$723.1	$49.0		$66.2	$300.6		$317.8

_________

Development and Redevelopment Activity
Supplemental Report – March 31, 2023

_________

1.
Ownership percentages and costs represent the Core or Fund level ownership and not Acadia’s pro-rata share.
2.
Reconciles to Consolidated Balance Sheet at March 31, 2023 as follows:

Development and incurred redevelopment costs above	$108.4
Unconsolidated projects (a)	(19.9)
Projects in redevelopment not above (b)	31.5
Deferred costs and other amounts	(2.1)
Total per consolidated balance sheet	$117.9

(a)
Relates to 1238 Wisconsin Avenue.
(b)
Primarily relates to City Point redevelopment.

Important Notes
Supplemental Report – March 31, 2023

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding (i) gains (or losses) from sales of depreciated properties; (ii) depreciation and amortization; (iii) impairment of real estate properties; (iv) gains (losses) from change in control and (v) after adjustments for unconsolidated partnerships and joint ventures. Also consistent with NAREIT’s definition of FFO, the Company has elected to include the impact of the unrealized holding gains (losses) incidental to its main business, including those related to its RCP investments such as Albertsons in FFO.

The Company also provides another supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, stock-based compensation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

The Company may also provide from time to time another supplemental disclosure of operating performance, FFO Before Special Items. The Company defines FFO Before Special Items as FFO adjusted for certain unusual items including (i) charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio; (ii) the impact of the unrealized holding gains (losses) incidental to its main business, including those related to its RCP investments such as Albertsons and (iii) any realized income or gains from the Company’s investment in Albertsons.

It should be noted that the Company’s methods of calculating FFO, AFFO or FFO Before Special Items may be different from methods used by other REITs and, accordingly, may not be comparable to such metrics used by other REITs. FFO, AFFO and FFO Before Special Items do not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. None of these measures should be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, same-property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and same-property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and same-property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.